Exhibit 10.2

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment” or this “Agreement”), is entered into as of February 22, 2008, among IDEXX LABORATORIES, INC., a Delaware corporation (the “Administrative Borrower”), IDEXX DISTRIBUTION, INC., a Massachusetts corporation, IDEXX OPERATIONS, INC., a Delaware corporation, IDEXX REFERENCE LABORATORIES, INC., a Delaware corporation, OPTI MEDICAL SYSTEMS, INC., a Delaware corporation, IDEXX LABORATORIES CANADA CORPORATION, a company formed under the laws of Canada (collectively with the Administrative Borrower, the “Borrowers”), the LENDERS party hereto, JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, TORONTO BRANCH, as Toronto Agent. Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

WHEREAS, the Borrowers, the Lenders and the Agents are parties to a certain Amended and Restated Credit Agreement dated as of March 30, 2007 (as amended and in effect from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed, upon certain terms and conditions, to make loans and otherwise extend credit to the Borrowers; and

WHEREAS, the Borrowers, the Lenders and the Agents have agreed, on the terms and conditions set forth herein, to amend certain provisions of the Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Agents hereby agree as follows:

ARTICLE 1

AMENDMENTS TO CREDIT AGREEMENT

1.01.    Amendments to the Credit Agreement. The Credit Agreement is hereby amended as follows:

(a)       Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definitions of “Consolidated Leverage Ratio” and “Letter of Credit” as follows:

““Consolidated Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Total Debt as of such date minus the amount of such Indebtedness represented by issued but undrawn letters of credit or bank guarantees, and minus Indebtedness incurred as guaranties or repurchase obligations on behalf of non-Subsidiaries under equipment purchase, lease or rental agreements, to (b) Consolidated EBITDA for such Reference Period.”

““Letter of Credit” means any letter of credit or “bank guarantee”, as the case may be, issued pursuant to Section 2.5 of this Agreement.”

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(b)       Section 2.22 of the Credit Agreement is hereby amended by (i) deleting the term “250,000,000” and replacing in lieu thereof, the term “325,000,000”, and (ii) inserting the following language at the end of the first paragraph thereof, “As a condition to the effectiveness of any increase in the aggregate Commitment that results in an aggregate Commitment in excess of $250,000,000, the Administrative Agent shall have received documents of the types referred to in Section 4.1(b) and Section 4.1(c) hereof, in each case, in form and substance satisfactory to the Administrative Agent.”

(c)       Section 5.1(b) of the Credit Agreement is hereby amended by deleting the phrase “, stockholders’ equity” from the first sentence thereof.

(d)       Section 6.4(g) of the Credit Agreement is hereby amended by deleting the term “Investments” from the second line of such subsection and replacing in lieu thereof, the term “investments”.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES

2.01.    Representations and Warranties.  The Borrowers represent and warrant to the Lenders as follows:

(a)       Representation and Warranties in the Credit Agreement.  The representations and warranties of each Loan Party contained in each of the Credit Agreement and the other Loan Documents were true and correct in all respects as of the date when made and continue to be true and correct in all respects on the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date.

(b)       Ratification, Etc.  Except as expressly amended hereby, each of the Credit Agreement and the other Loan Documents is hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement shall, together with this Amendment, be read and construed as a single agreement. All references in the Credit Agreement, the other Loan Documents or any related agreement or instrument shall hereafter refer to the Credit Agreement as amended hereby.

(c)       Authority, Etc.  The execution and delivery by the Borrowers of this Amendment and the performance by each Loan Party of all of its respective agreements and obligations under the Credit Agreement, as amended hereby, are within such Loan Party’s corporate authority and have been duly authorized by all necessary corporate action on the part of such Loan Party.

(d)       Enforceability.  This Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of each Borrower and are enforceable against such Borrower in accordance with their terms.

(e)       No Default. Both before and after giving effect to this Amendment, no Default or Event of Default shall exist.

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ARTICLE 3

CONDITIONS PRECEDENT

3.01.    Conditions Precedent. This Agreement shall be effective immediately upon receipt by the Administrative Agent of all of the following, each in form and substance satisfactory to the Administrative Agent:

(a)       Executed Agreement. Counterparts of this Agreement duly executed by the Borrowers, the Agents and Lenders representing the Required Lenders (as such term is in effect after giving effect to that Modification Agreement referred to below).

(b)       Other Agreements. Each of the conditions precedent to that certain Modification Agreement (the “Modification Agreement”), dated as of the date hereof, by and among the Loan Parties, the Agents and the Lenders party thereto, shall have been satisfied and such agreements shall be in full force and effect (or shall be in full force and effect simultaneously with the effectiveness of this Agreement).

(c)       Corporate Documents. Such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrowers, the authorization of this Agreement and any other legal matters relating to the Borrowers and this Agreement, all in form and substance satisfactory to the Administrative Agent and its counsel.

(d)       Fees and Expenses. Pursuant to Section 10.3(a) of the Credit Agreement, payment of all fees and expenses (including fees and expenses of counsel to the Agents) in connection with the preparation, execution and delivery of this Agreement, including (i) any applicable fees and expenses as may separately be agreed between the Administrative Agent and the Loan Parties and (ii) the reasonable fees and expenses of Bingham McCutchen LLP.

ARTICLE 4

MISCELLANEOUS

4.01.    No Other Amendments.  Except as expressly provided in this Agreement, all terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.

4.02.    Execution in Counterparts.  This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of this Agreement by telecopy, or other electronic transmission, shall be equally as effective as delivery of an original executed counterpart hereof or delivery of an original signature page with implied authority to attach the same to a counterpart hereof which thereupon will become an originally executed and delivered counterpart hereof.

4.03.    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

IDEXX LABORATORIES, INC.,

By /s/ Merilee Raines

Name: Merilee Raines

Title:   Corporate Vice President, Chief Financial Officer and Assistant Secretary

IDEXX DISTRIBUTION, INC.

By /s/ Merilee Raines

Name: Merilee Raines

Title:	Treasurer and Assistant Secretary

IDEXX OPERATIONS, INC.

By /s/ Merilee Raines

Name: Merilee Raines

Title:   Vice President, Treasurer and Assistant Secretary

IDEXX REFERENCE LABORATORIES, INC.,

By /s/ Merilee Raines

Name: Merilee Raines

Title:	Treasurer and Assistant Secretary

OPTI MEDICAL SYSTEMS, INC.,

By /s/ Merilee Raines

Name: Merilee Raines

Title:   Vice President, Treasurer and Assistant Secretary

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT

IDEXX LABORATORIES CANADA CORPORATION,

as a Borrower

By /s/ Merilee Raines

Name: Merilee Raines

Title:   Vice President, Treasurer and Assistant Secretary

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent and Lender

By /s/ Peter M. Killea

Name: Peter M. Killea

Title:	Vice President

CANADIAN LENDING OFFICE:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, TORONTO BRANCH,

as Toronto Agent

By /s/ Steve Voight

Name: Steve Voight

Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT

BANK OF AMERICA, N.A.

By /s/ Jane A. Parker

Name: Jane A. Parker

Title:	Senior Vice President

CANADIAN LENDING OFFICE:

BANK OF AMERICA, NATIONAL ASSOCIATION, by its Canada Branch

By /s/ Medina Sales de Andrade

Name: Medina Sales de Andrade

Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT

WACHOVIA BANK, NATIONAL ASSOCIATION

By /s/ Patricia S. Gaudreau

Name: Patricia S. Gaudreau

Title:	Senior Vice President

CANADIAN LENDING OFFICE:

WACHOVIA CAPITAL FINANCE CORPORATION (CANADA)

By /s/ Raymond Eghobamien

Name: Raymond Eghobamien

Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT

HSBC BANK U.S.A., NATIONAL ASSOCIATION

By /s/ Thomas Engels

Name: Thomas Engels

Title:	Vice President, Relationship Manager

CANADIAN LENDING OFFICE:

HSBC BANK, NATIONAL ASSOCIATION, by its Toronto Branch

By /s/ Jody Sanderson

Name: Jody Sanderson

Title:	Authorized Signatory
By /s/ Gabriella King

Name: Gabriella King

Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT

ABN AMRO BANK N.V.

By /s/ Alex Blodi

Name: Alex Blodi

Title:	Managing Director
By /s/ Tim Khisameyev

Name: Tim Khisameyev

Title:	Associate

CANADIAN LENDING OFFICE:

By /s/ Amy MacDonald

Name: Amy MacDonald

Title:	Manager
By /s/ Darcy Mack

Name: Darcy Mack

Title:	First Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT